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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549


                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 29, 1999

                          Lockheed Martin Corporation
             (Exact name of registrant as specified in its charter)



       Maryland                        1-11437                  52-1893632
(State or other jurisdiction   (Commission File Number)       (IRS Employer
    of incorporation)                                     Identification Number)


                              6801 Rockledge Drive
                            Bethesda, Maryland 20817
          (Address of principal executive offices, including zip code)

Registrant's telephone number, including area code:  (301) 897-6000


                                Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)

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

   The text and exhibits of this filing on Form 8-K are the same as the text and exhibits of a Form 8-K filed by Lockheed Martin Corporation on October 29, 1999 (the "October 29 Form 8-K"), except that the financial tables attached to
Exhibit 99.1 of the October 29 Form 8-K have been updated by the financial tables attached to Exhibit 99.1 of this Form 8-K.

Item 5.      Other Events
             ------------

   Lockheed Martin Corporation is filing this Current Report on Form 8-K in order to provide the information contained in Lockheed Martin's press releases (and the financial tables attached thereto) dated October 29, 1999 which are included as Exhibits 99.1, 99.2 and 99.3 to this Current Report on Form 8-K.


Item 7.      Financial Statements and Exhibits.
             ----------------------------------


      Exhibit No.       Description
      -----------       -----------

        99.1 Lockheed Martin Corporation Press Release (and the financial tables attached thereto) dated October 29, 1999.
        99.2            Lockheed Martin Corporation Press Release dated
                        October 29, 1999.
        99.3            Lockheed Martin Corporation Press Release dated
                        October 29, 1999.

                                       2
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                                   Signatures
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:   November 2, 1999


                              LOCKHEED MARTIN CORPORATION


                              By: /s/  Marian S. Block
                                  ---------------------------------
                                  Marian S. Block
                                  Vice President, Associate General
                                  Counsel and Assistant Secretary

                                       3
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                                 EXHIBIT INDEX
                                 -------------

      Exhibit No.       Description
      -----------       -----------
        99.1            Lockheed Martin Corporation Press Release (and the
                        financial tables attached thereto) dated October 29,
                        1999.
        99.2            Lockheed Martin Corporation Press Release dated
                        October 29, 1999.
        99.3            Lockheed Martin Corporation Press Release dated
                        October 29, 1999.